Initial Public Offering	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Initial Public Offering
NOTE 3 — INITIAL PUBLIC OFFERING
On September 9, 2021, pursuant to the Initial Public Offering, the Company sold 23,000,000 Units at a price of $10.00 per Unit, which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,000,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half
of one warrant (“Public Warrant”). Each whole Public Warrant is anticipated to entitle the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8).
An aggregate of $
10.00
 per Unit sold in the Initial Public Offering was held in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of
Rule 2a-7
of the Investment Company Act, as determined by the Company.
Following the closing of the Initial Public Offering
,
$230,000,000 of the IPO proceeds was held in the Trust Account. In addition, $2,081,180 of cash is not held in the Trust Account and was available for working capital purposes at the date of the IPO.
Transaction costs of the IPO amounted to $22,517,064 consisting of $2,335,058 of underwriting discount, $8,050,000 of deferred underwriting discount, $640,129 of actual offering costs, and $11,491,877 of excess fair value of founder shares over the purchase price.